UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07484

Nuveen Massachusetts Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2017

NTC
Nuveen Connecticut Quality Municipal Income Fund

NMT
Nuveen Massachusetts Quality Municipal Income Fund

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Table of Contents
Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	13
Shareholder Meeting Report	15
Portfolios of Investments	16
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Statement of Cash Flows	32
Financial Highlights	34
Notes to Financial Statements	37
Additional Fund Information	48
Glossary of Terms Used in this Report	49
Reinvest Automatically, Easily and Conveniently	51

NUVEEN 3

Chairman's Letter to Shareholders
Dear Shareholders,
Asset prices steadily climbed during 2017, propelled by a "Goldilocks" economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed's job of managing interest rates in the years ahead.
Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children's Health Insurance Program and immigration policy. In addition, the ongoing "Brexit" negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market's bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
January 22, 2018

4 NUVEEN

Portfolio Manager's Comments
Nuveen Connecticut Quality Municipal Income Fund (NTC)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Michael S. Hamilton discusses key investment strategies and the six-month performance of the Nuveen Connecticut and Massachusetts Funds. Michael assumed portfolio management responsibility for these Funds in 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2017?
Investor confidence that the Federal Reserve would continue to raise the target federal funds rate sent short-term interest rates higher in this reporting period, while longer-term rates fluctuated in a range against a backdrop of low inflation expectations and robust demand for longer-dated bonds. As yields on the short end of the yield curve increased more than those on the long end, the yield curve flattened.
In this environment, our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized longer maturities, lower rated credits and/or sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
NTC bought longer-term paper in this reporting period, mainly with maturity profiles of 15 years and longer, from a range of sectors, including water and sewer, higher education, health care and local general obligation (GO) bonds. While these purchases were largely funded from the proceeds of called and maturing bonds and the sale of short-dated paper, we also reinvested the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor's objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN 5

Portfolio Manager's Comments (continued)

cash from selling Virgin Islands Port Authority Marine Revenue Bonds, which we eliminated from the portfolio due to concerns about deteriorating credit conditions.
NMT also focused on long maturity bonds in this reporting period, buying in the range of 20 years and longer. Additions to NMT's portfolio included water and sewer, higher education and health care credits. We made these purchases using the proceeds from called bonds and the sale of Virgin Islands Port Authority Marine Revenue Bonds (which were also sold from NTC).
As of November 30, 2017, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2017. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended November 30, 2017, the total returns at common share NAV for NTC and NMT outperformed the returns for their respective state's S&P Municipal Bond Index, while NTC lagged the national S&P Municipal Bond Index and NMT beat the national index.
The Funds' performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
As the municipal yield curve flattened during the reporting period, short and short-intermediate bonds (zero to eight years) suffered negative returns while the longer-intermediate and long bonds (eight years and longer) performed well. In this environment, the two Funds benefited from their overweight allocations to eight years and longer bonds and underweight allocations to bonds dated eight years and shorter. As a result, yield curve and duration positioning was a positive contributor to both Funds' performance.
On a credit ratings basis, NTC's positioning had a neutral impact while NMT's positioning was beneficial. In NTC, an overweight allocation to AA rated credits detracted from performance, offsetting the positive influence of a neutral weighting to BB rated bonds and an underweight allocation to AAA rated bonds. NMT's underweight allocations to the high grade (AAA to AA rated) categories, along with overweight positions in the A, BBB and lower ratings categories, were favorable to performance.
Sector allocation was a positive contributor to both Funds, although more so to NTC than NMT. NTC had standout performance from its significant underweight to state GOs and underweight to dedicated tax bonds. Concerns about the State of Connecticut's pension obligations continued to weigh on the outlook for the state's fiscal condition. Although NTC was favorably positioned relative to the benchmark in state-related paper, the state GOs and state special tax dedication bonds the Fund did own underperformed, including bonds issued for the University of Connecticut, which depends heavily on the state for its cash flows. Overweight allocations to the health care sector, especially hospital credits, and the utilities sector, especially water and sewer bonds, also lifted returns in this

6 NUVEEN

reporting period. Guam Waterworks was among NTC's top performing holdings in this reporting period. NMT was most aided by its overweight allocation to the health care sector. Our selection in higher education credits also added to relative gains, with strong performance from bonds issued for Northeastern University, Simmons College and Merrimack College, as did our selection in Guam bonds, due to positive contributions from a Guam business tax bond and a Guam water and sewer bond.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: Puerto Rico's ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island's debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico's financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan's horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten-year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of November 2017, Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.
In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico's Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it's too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.
In terms of Puerto Rico holdings, shareholders should note that NTC and NMT had limited exposure to Puerto Rico debt, 0.86% and 0.54%, respectively, which was either insured or investment grade, as of the end of this reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody's, S&P and Fitch, respectively, with negative outlooks.

NUVEEN 7

Portfolio Manager's Comments (continued)
Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund's shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund's then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund's shares.

8 NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Regulatory leverage had a positive impact on the performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance over the reporting period.
As of November 30, 2017, the Funds' percentages of leverage are as shown in the accompanying table.
	NTC	NMT
Effective Leverage*	36.77%	37.43%
Regulatory Leverage*	35.47%	35.24%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's port- folio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
As of November 30, 2017, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference
NTC	$112,000,000	$ —
NMT	$ 74,000,000	$ —

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund's respective transactions.

NUVEEN 9

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of November 30, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NTC	NMT
June 2017	$0.0485	$0.0545
July	0.0485	0.0545
August	0.0485	0.0545
September	0.0450	0.0545
October	0.0450	0.0545
November 2017	0.0450	0.0545
Total Distributions from Net Investment Income	$0.2805	$0.3270
Yields
Market Yield*	4.52%	4.49%
Taxable-Equivalent Yield*	6.68%	6.57%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3% and 31.7% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable- Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

10 NUVEEN

COMMON SHARE REPURCHASES
During August 2017, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NTC	NMT
Common shares cumulatively repurchased and retired	158,000	—
Common shares authorized for repurchase	1,455,000	935,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

NTC
Common shares repurchased and retired	3,000
Weighted average price per common share repurchased and retired	$11.96
Weighted average discount per common share repurchased and retired	13.82%

OTHER COMMON SHARE INFORMATION
As of November 30, 2017, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NTC	NMT
Common share NAV	$13.86	$14.55
Common share price	$11.94	$14.55
Premium/(Discount) to NAV	(13.85)%	0.00%
6-month average premium/(discount) to NAV	(12.54)%	(3.85)%

NUVEEN 11

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Connecticut Quality Municipal Income Fund (NTC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NTC.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMT.

12 NUVEEN

NTC
Nuveen Connecticut Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2017

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NTC at Common Share NAV	0.00%	6.08%	2.08%	4.44%
NTC at Common Share Price	(2.04)%	1.40%	1.01%	4.13%
S&P Municipal Bond Connecticut Index	(0.07)%	3.89%	1.67%	3.51%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.7%
Other Assets Less Liabilities	2.9%
Net Assets Plus VMTP Shares,
net of deferred offering costs	155.6%
VMTP Shares, net of deferred offering costs	(55.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.4%
Tax Obligation/General	21.9%
Tax Obligation/Limited	15.3%
Water and Sewer	14.9%
Education and Civic Organizations	13.9%
U.S. Guaranteed	7.0%
Other	3.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	8.0%
AA	44.5%
A	44.5%
BBB	1.7%
N/R (not rated)	1.3%
Total	100%

NUVEEN 13

NMT
Nuveen Massachusetts Quality Municipal Income Fund
Performance Overview and Holding Summaries as of November 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	1.07%	6.97%	2.91%	5.15%
NMT at Common Share Price	7.09%	13.54%	3.72%	6.53%
S&P Municipal Bond Massachusetts Index	0.33%	4.95%	2.27%	4.23%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.9%
Other Assets Less Liabilities	1.3%
Net Assets Plus VRDP Shares,
net of deferred offering costs	154.2%
VRDP Shares, net of deferred offering costs	(54.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	26.1%
Health Care	20.5%
Tax Obligation/Limited	12.6%
U.S. Guaranteed	11.8%
Tax Obligation/General	9.2%
Transportation	6.6%
Water and Sewer	5.8%
Other	7.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.0%
AA	42.7%
A	28.8%
BBB	7.4%
BB or Lower	2.1%
N/R (not rated)	2.0%
Total	100%

14 NUVEEN

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on November 14, 2017 for NMT; at this meeting the shareholders were asked to elect Board Members.

		NMT
	Common and
	Preferred
	shares
	voting together		Preferred
	as a class		Shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	8,599,987		—
Withhold	232,594		—
Total	8,832,581		—
John K. Nelson
For	8,624,215		—
Withhold	208,366		—
Total	8,832,581		—
Terence J. Toth
For	8,625,037		—
Withhold	207,544		—
Total	8,832,581		—
Robert L. Young
For	8,608,501		—
Withhold	224,080		—
Total	8,832,581		—
William C. Hunter
For	—		740
Withhold	—		—
Total	—		740
William J. Schneider
For	—		740
Withhold	—		—
Total	—		740

NUVEEN 15

NTC

Nuveen Connecticut Quality Municipal Income Fund
Portfolio of Investments	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.7% (100.0% of Total Investments)

	MUNICIPAL BONDS – 152.7% (100.0% of Total Investments)

	Education and Civic Organizations – 21.2% (13.9% of Total Investments)
$ 4,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College,	7/26 at 100.00	A2	$ 4,327,180
	Refunding Series 2016L-1, 4.000%, 7/01/46
1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College,	7/21 at 100.00	A2	1,249,774
	Series 2011H, 5.000%, 7/01/41
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
	Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	861,608
4,000	5.000%, 7/01/40	7/20 at 100.00	A–	4,314,320
5,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,	7/26 at 100.00	A–	6,158,664
	Series 2016Q-1, 5.000%, 7/01/46
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
	Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	449,610
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,592,220
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy,	7/23 at 100.00	A1	1,160,145
	Series 2013B, 4.000%, 7/01/34
7,030	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,	7/25 at 100.00	A–	7,895,182
	Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University,
	Series 2016M:
500	5.000%, 7/01/34	7/26 at 100.00	A–	573,070
1,500	5.000%, 7/01/36	7/26 at 100.00	A–	1,709,490
1,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/27 at 100.00	A	1,302,997
	University, Series 2017I-1, 5.000%, 7/01/42
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee
	School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	614,018
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	247,356
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State	11/23 at 100.00	A+	6,129,239
	University System, Series 2013N, 5.000%, 11/01/31
3,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State	11/26 at 100.00	A+	3,602,393
	University System, Series 2016P-1, 5.000%, 11/01/29
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	AA–	544,762
38,850	Total Education and Civic Organizations			42,732,028
	Health Care – 35.8% (23.4% of Total Investments)
5,500	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare,	7/25 at 100.00	A	5,999,455
	Series 2015F, 5.000%, 7/01/45
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/19 at 100.00	AA+	4,836,689
	Series 2010A, 5.000%, 11/15/40
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital,
	Series 2002B:
460	5.500%, 7/01/21 – RAAI Insured	2/18 at 100.00	AA	461,398
3,000	5.500%, 7/01/32 – RAAI Insured	2/18 at 100.00	AA	3,005,310
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East	11/20 at 100.00	AA–	1,067,913
	Series 2010, 4.750%, 11/15/29
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/21 at 100.00	A	7,516,820
	Series 2011A, 5.000%, 7/01/41

16 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare,	7/24 at 100.00	A	$ 551,505
	Series 2014E, 5.000%, 7/01/42
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial	7/21 at 100.00	A+	2,137,220
	Hospitals, Series 2011F, 5.000%, 7/01/36
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,	7/25 at 100.00	A3	2,102,230
	Series 2015O, 5.000%, 7/01/36
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/20 at 100.00	A	1,360,527
	Series 2010-I, 5.000%, 7/01/30
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,
	Series 2012J:
1,000	5.000%, 7/01/37	7/22 at 100.00	A	1,080,230
7,155	5.000%, 7/01/42	7/22 at 100.00	A	7,706,722
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital,	7/26 at 100.00	BBB+	4,005,680
	Series 2016K, 4.000%, 7/01/46
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit
	Group, Series 2016CT:
2,650	5.000%, 12/01/41	6/26 at 100.00	AA–	3,015,409
770	5.000%, 12/01/45	6/26 at 100.00	AA–	873,103
5,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut	7/21 at 100.00	A	6,425,405
	Health, Series 2011M, 5.375%, 7/01/41
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut	7/21 at 100.00	A	4,323,360
	Health, Series 2011N, 5.000%, 7/01/29
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health
	Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,992,130
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,133,985
900	5.000%, 7/01/34	7/24 at 100.00	AA–	1,027,080
7,475	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	8,352,637
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
66,440	Total Health Care			71,974,808
	Long-Term Care – 1.6% (1.0% of Total Investments)
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc.,	8/24 at 100.00	BBB–	1,155,154
	Series 2014A, 5.000%, 8/01/44
630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility	9/26 at 100.00	N/R	649,297
	Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46
1,285	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding	6/20 at 100.00	A+	1,383,945
	Series 2010-16, 5.000%, 6/15/30
3,015	Total Long-Term Care			3,188,396
	Tax Obligation/General – 33.4% (21.9% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,614,042
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,773,504
2,800	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	3,116,876
	City of Bridgeport, Connecticut, General Obligation Bonds, Series 2017A:
1,470	5.000%, 11/01/36	11/27 at 100.00	A	1,622,130
750	5.000%, 11/01/37	11/27 at 100.00	A	825,660
	City of New Haven, Connecticut, General Obligation Bonds, Series 2017A:
1,000	5.000%, 8/01/35	8/27 at 100.00	A–	1,098,750
1,425	5.000%, 8/01/36	8/27 at 100.00	A–	1,562,099
5,100	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A+	5,704,758
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A+	2,495,665

NUVEEN 17

NTC	Nuveen Connecticut Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,740	Connecticut State, General Obligation Bonds, Refunding Series 2016B, 5.000%, 5/15/27	5/26 at 100.00	A+	$ 3,192,867
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	A+	1,079,730
2,600	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	A+	2,879,812
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	A+	3,880,380
4,580	Connecticut State, General Obligation Bonds, Series 2015A, 4.500%, 3/15/33	3/25 at 100.00	A+	4,966,873
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	A+	2,951,991
	Connecticut State, General Obligation Bonds, Series 2017A:
4,000	5.000%, 4/15/34	4/27 at 100.00	A+	4,547,240
3,730	5.000%, 4/15/35	4/27 at 100.00	A+	4,224,225
100	Greenwich, Connecticut, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/33	7/24 at 100.00	Aaa	108,202
1,225	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/32 – BAM Insured	8/24 at 100.00	AA	1,399,734
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	918,859
	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 8/15/32 – AGM Insured	8/26 at 100.00	AA	1,126,770
1,550	5.000%, 8/15/35 – AGM Insured	8/26 at 100.00	AA	1,727,878
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 – AGM Insured	8/24 at 100.00	AA	1,096,768
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	896,058
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,830,341
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	561,625
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,068,309
1,670	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	AA+	1,851,462
	5.000%, 8/01/36
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	AA	671,394
	Suffield, Connecticut, General Obligation Bonds, Refunding Series 2005:
820	5.000%, 6/15/19	No Opt. Call	AA+	862,238
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,558,676
250	Trumbull, Connecticut, General Obligation Bonds, Refunding Series 2017B, 4.000%, 9/01/30	9/26 at 100.00	AA+	278,030
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	520,063
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	454,604
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	708,289
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	515,368
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	513,704
60,175	Total Tax Obligation/General			67,204,974
	Tax Obligation/Limited – 23.3% (15.3% of Total Investments)
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	1/23 at 100.00	AA	2,717,750
	2012A, 5.000%, 1/01/33
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	10/23 at 100.00	AA	4,240,307
	2013A, 5.000%, 10/01/33
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series	8/25 at 100.00	AA	1,556,474
	2015A, 5.000%, 8/01/33
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2016A:
5,300	5.000%, 9/01/33	9/26 at 100.00	AA	6,013,539
1,700	5.000%, 9/01/34	9/26 at 100.00	AA	1,921,969
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
	Series 2014A:
3,835	5.000%, 9/01/33	9/24 at 100.00	AA	4,284,961
1,000	5.000%, 9/01/34	9/24 at 100.00	AA	1,114,100

18 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	$ 1,628,865
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	A	898,750
3,200	5.125%, 1/01/42	1/22 at 100.00	A	3,372,000
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	3,280,560
	Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/18 at 100.00	AA	1,525,965
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA–	2,752,360
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	AA–	2,798,850
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA–	853,571
	University of Connecticut, General Obligation Bonds, Series 2015A:
1,500	5.000%, 2/15/29	2/25 at 100.00	AA–	1,708,455
1,415	5.000%, 2/15/34	2/25 at 100.00	AA–	1,586,215
2,500	University of Connecticut, General Obligation Bonds, Series 2016A, 5.000%, 3/15/32	3/26 at 100.00	AA–	2,852,275
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series	10/22 at 100.00	AA	1,889,130
	2012A, 5.000%, 10/01/32 – AGM Insured
42,675	Total Tax Obligation/Limited			46,996,096
	U.S. Guaranteed – 10.7% (7.0% of Total Investments) (4)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital,
	Series 2011N:
1,105	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (4)	1,231,766
400	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (4)	445,888
500	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (4)	557,360
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2011G:
250	5.125%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	279,760
3,260	5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	3,704,371
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2012H:
1,500	5.000%, 7/01/26 (Pre-refunded 7/01/22) – AGM Insured	7/22 at 100.00	AA (4)	1,712,715
1,000	5.000%, 7/01/28 (Pre-refunded 7/01/22) – AGM Insured	7/22 at 100.00	AA (4)	1,141,810
4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University,	7/20 at 100.00	AA (4)	4,496,951
	Series 2010G, 5.000%, 7/01/35 (Pre-refunded 7/01/20)
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	7/20 at 100.00	Aa3 (4)	1,362,500
	Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 (Pre-refunded	8/19 at 100.00	AA (4)	919,764
	8/15/19) – AGC Insured
2,220	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G,	8/21 at 100.00	N/R (4)	2,475,566
	5.000%, 8/01/36 (Pre-refunded 8/02/21)
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	Aaa	1,132,351
	5.125%, 6/01/24 – AMBAC Insured (ETM)
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series	4/21 at 100.00	N/R (4)	2,019,285
	2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
19,220	Total U.S. Guaranteed			21,480,087
	Utilities – 4.0% (2.6% of Total Investments)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender
	Option Bond Trust 2016-XG0059:
1,295	14.300%, 1/01/32 (IF) (5)	1/23 at 100.00	Aa3	1,893,717
410	14.177%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	585,517

NUVEEN 19

NTC	Nuveen Connecticut Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue
	Bonds, Series 2012A:
$ 655	5.000%, 1/01/31	1/22 at 100.00	Aa3	$ 728,805
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	555,305
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,103,576
960	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator	1/18 at 100.00	A–	974,237
	Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	275,840
6,900	Total Utilities			8,116,997
	Water and Sewer – 22.7% (14.9% of Total Investments)
	Connecticut, State Revolving Fund General Revenue Bonds, Green Bonds, Series 2017A:
1,500	5.000%, 5/01/36	5/27 at 100.00	AAA	1,772,610
1,500	5.000%, 5/01/37	5/27 at 100.00	AAA	1,768,530
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System
	Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	576,960
1,000	5.000%, 8/15/31	8/24 at 100.00	AA	1,151,250
500	5.000%, 8/15/32	8/24 at 100.00	AA	578,295
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System	11/18 at 100.00	AA	55,156
	Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured
1,335	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	1,493,665
	Refunding Series 2017, 5.000%, 7/01/36 (WI/DD, Settling 12/20/17)
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/20 at 100.00	A–	2,244,012
	Series 2010, 5.625%, 7/01/40
3,045	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	3,412,349
	5.500%, 7/01/43
1,125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016,	7/26 at 100.00	A–	1,235,498
	5.000%, 1/01/46
6,815	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	AA	7,503,179
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,
	Series 2013A:
4,100	5.000%, 4/01/36	4/22 at 100.00	AA	4,505,203
2,500	5.000%, 4/01/39	4/22 at 100.00	AA	2,731,000
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth	8/24 at 100.00	AA–	896,935
	Series 2014A, 5.000%, 8/01/44
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding
	Thirty-Second Series 2016B:
1,470	4.000%, 8/01/36	8/26 at 100.00	AA–	1,570,901
3,330	5.000%, 8/01/37	8/26 at 100.00	AA–	3,856,406
4,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds,	8/21 at 100.00	AA–	5,343,023
	Twentieth-Sixth Series, 2011, 5.000%, 8/01/41
4,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh	8/22 at 100.00	AA–	4,459,400
	Series 2012, 5.000%, 8/01/33
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series	8/23 at 100.00	AA+	580,350
	2013A, 5.250%, 8/15/43
40,990	Total Water and Sewer			45,734,722
$ 278,265	Total Long-Term Investments (cost $297,492,335)			307,428,108
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (55.6)% (6)			(111,986,628)
	Other Assets Less Liabilities – 2.9%			5,896,791
	Net Assets Applicable to Common Shares – 100%			$ 201,338,271

20 NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions. (6) Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.4%.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN 21

NMT
Nuveen Massachusetts Quality Municipal Income Fund
Portfolio of Investments
November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.9% (100.0% of Total Investments)

	MUNICIPAL BONDS – 152.9% (100.0% of Total Investments)

	Education and Civic Organizations – 39.9% (26.1% of Total Investments)
$ 3,515	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series	10/26 at 100.00	A	$ 4,074,096
	2016, 5.000%, 10/01/39
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S,	7/23 at 100.00	AA–	2,473,548
	5.000%, 7/01/38
730	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T,	7/27 at 100.00	AA–	853,363
	5.000%, 7/01/42
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option
	Bond Trust 2016-XG0070:
1,880	14.484%, 10/01/48 (IF) (4)	10/23 at 100.00	Aa3	2,908,266
575	14.405%, 10/01/48 (IF) (4)	10/23 at 100.00	Aa3	889,111
125	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A,	1/20 at 100.00	BBB+	129,836
	5.000%, 1/01/40
2,435	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A,	1/28 at 100.00	BBB+	2,796,305
	5.000%, 1/01/40
2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2011B-1,	7/21 at 100.00	AA	2,379,685
	5.250%, 7/01/33 – AGM Insured
1,955	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016,	7/26 at 100.00	A–	2,247,057
	5.000%, 7/01/35
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue,
	Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	460,229
190	5.000%, 7/01/37	7/25 at 100.00	AA	217,791
1,200	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	1,317,396
	5.000%, 7/01/47
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,	10/22 at 100.00	A2	610,528
	Series 2012, 5.000%, 10/01/31
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University,
	Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A2	1,001,744
1,400	5.000%, 3/01/44	3/24 at 100.00	A2	1,597,582
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J,	10/23 at 100.00	BBB+	565,685
	5.250%, 10/01/39
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/25 at 100.00	AA	1,436,369
	Institute, Series 2015, 5.000%, 7/01/33
1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017,	10/27 at 100.00	AA–	1,179,320
	5.000%, 4/01/37
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q,	8/25 at 100.00	Aa2	1,010,048
	5.000%, 8/15/38
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/22 at 100.00	A1	1,501,882
	Series 2012, 5.000%, 9/01/50
700	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute,	9/27 at 100.00	A1	807,240
	Series 2017, 5.000%, 9/01/47
500	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding	7/27 at 100.00	Baa2	573,855
	Series 2017, 5.000%, 7/01/35
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	A+	4,122,480
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured

22 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 5,275	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	1/18 at 100.00	A3	$ 5,288,711
	Series 2008A, 5.000%, 1/01/42 – AGC Insured
875	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	7/26 at 100.00	A+	917,735
	Series 2016, 4.000%, 1/01/38
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University,
	Series 1999P:
1,090	6.000%, 5/15/29	No Opt. Call	Aa3	1,352,864
1,000	6.000%, 5/15/59	5/29 at 105.00	Aa3	1,276,590
215	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H,	1/18 at 100.00	AA	223,501
	6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)
490	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%,	7/21 at 100.00	AA	525,711
	7/01/33 (Alternative Minimum Tax)
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern	10/20 at 100.00	A2	272,419
	University, Series 2010A, 4.875%, 10/01/35
165	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	BBB	175,207
	Refunding Series 2009A, 5.750%, 7/01/39
2,030	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College	1/20 at 100.00	A3	2,134,484
	Issues, Series 2010F, 5.000%, 1/01/41
2,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1,	11/24 at 100.00	Aa2	2,286,740
	5.000%, 11/01/44
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1,	11/25 at 100.00	Aa2	4,626,440
	5.000%, 11/01/40
46,795	Total Education and Civic Organizations			54,233,818

	Health Care – 31.3% (20.5% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series	10/24 at 100.00	AA	1,142,030
	2014P, 5.000%, 10/01/46
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I,	7/26 at 100.00	A–	1,482,509
	5.000%, 7/01/41
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	1,578,692
	Obligated Group, Series 2013, 5.250%, 11/15/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue,	7/24 at 100.00	A+	1,104,250
	Series 2014N, 5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems,
	Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	A	988,062
700	5.000%, 10/01/31	10/21 at 100.00	A	772,849
500	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	566,210
	Series 2016E, 5.000%, 7/01/32
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding
	Series 2016-I:
1,200	5.000%, 7/01/29	7/26 at 100.00	A–	1,406,976
1,500	5.000%, 7/01/37	7/26 at 100.00	A–	1,699,845
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A–	1,036,935
1,000	5.000%, 7/01/32	7/25 at 100.00	A–	1,141,140
500	5.000%, 7/01/33	7/25 at 100.00	A–	568,025
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated	7/22 at 100.00	A–	1,076,680
	Group, Series 2012, 5.000%, 7/01/31
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue,	12/26 at 100.00	A1	3,196,340
	Series 2016N, 5.000%, 12/01/46

NUVEEN 23

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated
	Group Issue, Series 2015F:
$ 1,345	5.000%, 8/15/35	8/25 at 100.00	A	$ 1,521,962
3,500	5.000%, 8/15/45	8/25 at 100.00	A	3,917,130
1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/23 at 100.00	BBB–	1,203,995
	Issue, Series 2014F, 5.750%, 7/15/43
1,950	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue,	7/26 at 100.00	AA–	2,216,058
	Series 2016Q, 5.000%, 7/01/47
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/20 at 100.00	AA–	2,382,864
	2011K-6, 5.375%, 7/01/41
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series	7/21 at 100.00	AA–	1,100,460
	2012L, 5.000%, 7/01/36
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated	7/23 at 100.00	BBB+	898,745
	Group Issue, Series 2013F, 5.000%, 7/01/37
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital,
	Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,076,400
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,357,718
610	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	1/27 at 100.00	BBB+	678,094
	Obligated Group Issue, Series 2017K, 5.000%, 7/01/38
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	497,563
	Series 2016I, 5.000%, 7/01/36
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health,	7/21 at 100.00	BBB+	549,725
	Series 2011H, 5.500%, 7/01/31
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical	7/19 at 100.00	A+	170,958
	Center, Series 2009I, 5.750%, 7/01/36
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children's Hospital,	12/19 at 100.00	AA	2,156,800
	Series 2009M, 5.500%, 12/01/39
2,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dana-Farber Cancer	12/18 at 100.00	A1	2,591,225
	Institute, Series 2008K, 5.000%, 12/01/37
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional	2/18 at 100.00	BBB–	1,498,573
	Medical Center, Series 2007E, 5.000%, 7/15/32
38,550	Total Health Care			42,578,813
	Housing/Multifamily – 3.1% (2.0% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%,	4/18 at 100.00	AA	506,120
	4/01/20 – AGM Insured
2,450	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson	1/18 at 100.00	BB–	2,452,058
	Manor Project, Series 2007, 4.800%, 7/20/48
1,295	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	1/18 at 100.00	AA	1,296,450
4,245	Total Housing/Multifamily			4,254,628
	Long-Term Care – 3.6% (2.4% of Total Investments)
460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community	7/25 at 100.00	A	527,620
	Lennox, Series 2015, 5.000%, 7/01/31
285	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series	12/19 at 100.00	A–	302,827
	2010, 5.625%, 12/01/30
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A,	1/23 at 100.00	BBB–	1,117,140
	5.250%, 1/01/26
500	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue,	11/23 at 100.00	N/R	569,785
	Series 2013A, 6.250%, 11/15/28
2,410	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	4/18 at 100.00	N/R	2,414,820
	5.250%, 10/01/26
4,655	Total Long-Term Care			4,932,192

24 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 14.0% (9.2% of Total Investments)
$ 1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011,	2/20 at 100.00	AA	$ 1,341,088
	5.000%, 2/15/32
1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds,	No Opt. Call	Aa1	1,115,565
	Series 1991A, 7.000%, 3/01/21
2,440	Massachusetts State, General Obligation Bonds, Consolidated Loan, Refunding Series 2014C,	No Opt. Call	Aa1	2,786,163
	5.000%, 8/01/22
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%,	No Opt. Call	Aa1	1,686,360
	8/01/21 – AGM Insured
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	2,320,620
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,067,600
	Series 2013, 4.000%, 1/15/30
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012,	5/22 at 100.00	Aa2	2,006,957
	5.000%, 5/15/35 – AMBAC Insured
1,760	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,900,835
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan
	Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,395,981
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,195,180
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 –	2/18 at 100.00	AA	1,223,294
	FGIC Insured
17,235	Total Tax Obligation/General			19,039,643

	Tax Obligation/Limited – 19.2% (12.6% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,139,880
1,310	5.125%, 1/01/42	1/22 at 100.00	A	1,380,413
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	A	421,040
1,115	5.000%, 1/01/42	1/22 at 100.00	A	1,169,713
855	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014,	11/24 at 100.00	AA	988,654
	5.000%, 5/01/33 – BAM Insured
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Refunding Bonds, Green Bonds,	5/27 at 100.00	AA	584,110
	Series 2017, 5.000%, 5/01/35 – BAM Insured
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,120,750
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA	865,264
	Series 2004C, 5.250%, 7/01/21
1,610	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B,	5/24 at 100.00	Aa2	1,844,883
	5.000%, 5/01/44
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B,	No Opt. Call	Aa2	1,177,790
	5.375%, 5/01/23 – SYNCORA GTY Insured
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B,	5/22 at 100.00	Aa2	942,928
	5.000%, 5/01/37
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding	8/25 at 100.00	AA+	1,573,628
	Series 2015C, 5.000%, 8/15/37
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series	5/23 at 100.00	AA+	2,114,344
	2013A, 5.000%, 5/15/38
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B:
975	5.000%, 10/15/35	10/21 at 100.00	AA+	1,083,986
1,000	5.000%, 10/15/41	10/21 at 100.00	AA+	1,107,060
	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge Program,
	Series 2017A:
1,270	5.000%, 6/01/42	6/27 at 100.00	AAA	1,496,835
1,415	5.000%, 6/01/47	6/27 at 100.00	AAA	1,665,158

NUVEEN 25

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%,	No Opt. Call	A1	$ 1,140,770
	1/01/20 – FGIC Insured
1,500	Massachusetts, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A,	6/25 at 100.00	AAA	1,750,290
	5.000%, 6/01/45
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series	10/22 at 100.00	AA	548,798
	2012A, 5.000%, 10/01/32 – AGM Insured
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A,	10/22 at 100.00	AA	1,055,380
	5.000%, 10/01/32 – AGM Insured
23,390	Total Tax Obligation/Limited			26,171,674
	Transportation – 10.2% (6.6% of Total Investments)
400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA+	425,444
	Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35
1,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,080,940
1,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA	1,727,805
	(Alternative Minimum Tax)
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,124,930
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,152,660
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,876,725
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	AA	822,736
1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,147,730
1,400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series	2/18 at 100.00	A2	1,403,178
	2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)
1,225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series	1/18 at 100.00	N/R	1,245,984
	2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking	7/21 at 100.00	A+	801,212
	Revenue Bonds, Series 2011, 5.000%, 7/01/41
12,470	Total Transportation			13,809,344
	U.S. Guaranteed – 18.1% (11.8% of Total Investments) (5)
500	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/19 at 100.00	AA+ (5)	532,015
	Senior Lien Series 2010A, 5.000%, 11/01/30 (Pre-refunded 11/01/19)
2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General	2/21 at 100.00	Aa3 (5)	2,208,440
	Obligation Bonds, Series 2011, 5.000%, 2/15/41 (Pre-refunded 2/15/21)
195	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds,	3/18 at 100.00	N/R (5)	197,691
	Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/18)
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C:
25	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (5)	25,530
975	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (5)	995,651
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1,	10/19 at 100.00	Aa3 (5)	795,945
	5.000%, 10/01/29 (Pre-refunded 10/01/19)
1,275	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A,	1/20 at 100.00	N/R (5)	1,365,002
	5.000%, 1/01/40 (Pre-refunded 1/01/20)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art	7/21 at 100.00	AA (5)	1,114,720
	Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A,	4/21 at 100.00	AA– (5)	3,347,970
	5.250%, 4/01/37 (Pre-refunded 4/01/21)
945	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc.,	1/18 at 100.00	AA– (5)	947,892
	Series 2007G, 5.000%, 7/01/32 (Pre-refunded 1/27/18)
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare	11/19 at 100.00	AA (5)	533,855
	Obligated Group, Series 2004D, 5.125%, 11/15/35 (Pre-refunded 11/15/19) – AGC Insured

26 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/21 at 100.00	N/R (5)	$ 446,597
	Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,
	Series B1 Capital Asset Program Converted June 13,2008:
2,380	5.375%, 2/01/26 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	A– (5)	2,443,332
600	5.375%, 2/01/27 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	A– (5)	615,966
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc.,	8/18 at 100.00	A– (5)	1,539,915
	Series B2, Capital Asset Program, 5.375%, 2/01/28 (Pre-refunded 8/01/18) – NPFG Insured
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College,	10/19 at 100.00	N/R (5)	1,608,990
	Series 2010, 5.500%, 10/15/31 (Pre-refunded 10/15/19)
335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University,	7/19 at 100.00	N/R (5)	356,695
	Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University,	8/18 at 100.00	Aa2 (5)	359,986
	Series 2008O, 5.375%, 8/15/38 (Pre-refunded 8/15/18)
1,500	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2013A,	6/21 at 100.00	AAA	1,666,035
	5.000%, 6/01/38 (Pre-refunded 6/01/21)
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA,	No Opt. Call	A3 (5)	1,128,644
	5.500%, 7/01/19 – NPFG Insured (ETM)
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series	11/20 at 100.00	AA (5)	789,538
	2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
1,510	University of Massachusetts Building Authority, Project Revenue Bonds, Senior LienSeries	5/19 at 100.00	Aa2 (5)	1,582,057
	2009-1, 5.000%, 5/01/39 (Pre-refunded 5/01/19)
23,035	Total U.S. Guaranteed			24,602,466
	Utilities – 4.6% (3.0% of Total Investments)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	2,754,795
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts Municipal	7/23 at 100.00	A1	1,441,316
	Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32
2,010	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds,	2/18 at 100.00	BB+	2,010,623
	Covanta Energy Project, Series 2012B, 4.875%, 11/01/42
5,855	Total Utilities			6,206,734
	Water and Sewer – 8.9% (5.8% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	622,534
	Refunding Series 2014A, 5.000%, 7/01/29
845	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/27 at 100.00	A–	943,966
	Refunding Series 2017, 5.000%, 7/01/40 (WI/DD, Settling 12/20/17)
420	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/26 at 100.00	A–	461,252
	Series 2016, 5.000%, 1/01/46
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A,	2/18 at 100.00	A1	416,179
	5.000%, 12/01/32 – NPFG Insured
2,300	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015,	2/24 at 100.00	AAA	2,614,985
	5.000%, 2/01/45
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9,	2/18 at 100.00	AAA	60,181
	5.000%, 8/01/22
300	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	2/18 at 100.00	AAA	300,924
	Series 2002A, 5.250%, 8/01/20
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
455	5.000%, 8/01/40	8/26 at 100.00	AA+	533,765
1,000	4.000%, 8/01/40	8/26 at 100.00	AA+	1,062,380
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%,	No Opt. Call	AA+	1,060,660
	8/01/19 – AGM Insured

NUVEEN 27

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,230	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B, 5.000%, 8/01/42	8/27 at 100.00	AA+	$ 1,458,706
	Springfield Water and Sewer Commission, Massachusetts General Revenue Bonds, 2017 Series C:
1,010	5.000%, 4/15/33	4/27 at 100.00	AA	1,206,576
805	5.000%, 4/15/34	4/27 at 100.00	AA	957,998
	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2014A:
185	5.000%, 7/15/22	No Opt. Call	AA	211,448
150	5.000%, 7/15/23	No Opt. Call	AA	175,169
10,740	Total Water and Sewer			12,086,723
$ 186,970	Total Long-Term Investments (cost $197,079,459)			207,916,035
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (54.2)% (6)			(73,714,620)
	Other Assets Less Liabilities – 1.3%			1,770,679
	Net Assets Applicable to Common Shares – 100%			$ 135,972,094

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.

(6)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.5%.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond ("TOB") trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.
28 NUVEEN

Statement of
Assets and Liabilities	November 30, 2017 (Unaudited)

	NTC	NMT
Assets
Long-term investments, at value (cost $297,492,335 and $197,079,459, respectively)	$307,428,108	$207,916,035
Cash	439,382	432,297
Receivable for:
Interest	4,245,328	2,959,873
Investments sold	3,733,768	—
Other assets	17,188	3,810
Total assets	315,863,774	211,312,015
Liabilities
Payable for:
Dividends	620,172	492,441
Interest	171,744	—
Investments purchased	1,498,377	946,949
Shares repurchased	17,925	—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs
(liquidation preference $112,000,000 and $—, respectively)	111,986,628	—
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs
(liquidation preference $— and $74,000,000, respectively)	—	73,714,620
Accrued expenses:
Management fees	157,691	108,403
Trustees fees	16,192	1,066
Other	56,774	76,442
Total liabilities	114,525,503	75,339,921
Net assets applicable to common shares	$201,338,271	$135,972,094
Common shares outstanding	14,530,976	9,348,160
Net asset value ("NAV") per common share outstanding	$13.86	$14.55
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$145,310	$93,482
Paid-in surplus	200,392,729	129,670,908
Undistributed (Over-distribution of) net investment income	(280,943)	(90,191)
Accumulated net realized gain (loss)	(8,854,598)	(4,538,681)
Net unrealized appreciation (depreciation)	9,935,773	10,836,576
Net assets applicable to common shares	$201,338,271	$135,972,094
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.
NUVEEN 29

Statement of
Operations	Six Months Ended November 30, 2017 (Unaudited)

	NTC	NMT
Investment Income	$5,877,313	$4,251,209
Expenses
Management fees	967,908	662,898
Interest expense and amortization of offering costs	928,750	603,406
Custodian fees	17,966	15,191
Trustees fees	5,493	3,659
Professional fees	19,189	15,991
Shareholder reporting expenses	16,176	11,760
Shareholder servicing agent fees	9,201	1,493
Stock exchange listing fees	3,488	3,490
Investor relations expenses	8,802	6,044
Other	15,844	20,926
Total expenses	1,992,817	1,344,858
Net investment income (loss)	3,884,496	2,906,351
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(41,090)	111,206
Change in net unrealized appreciation (depreciation) of investments	(3,896,658)	(1,627,641)
Net realized and unrealized gain (loss)	(3,937,748)	(1,516,435)
Net increase (decrease) in net assets applicable to common shares from operations	$(53,252)	$1,389,916

See accompanying notes to financial statements.
30 NUVEEN

Statement of
Changes in Net Assets	(Unaudited)

	NTC		NMT
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Operations
Net investment income (loss)	$3,884,496	$8,293,465	$2,906,351	$5,961,438
Net realized gain (loss) from investments	(41,090)	(1,716,056)	111,206	(285,272)
Change in net unrealized appreciation
(depreciation) of investments	(3,896,658)	(8,916,856)	(1,627,641)	(5,127,859)
Net increase (decrease) in net assets
applicable to common shares
from operations	(53,252)	(2,339,447)	1,389,916	548,307
Distributions to Common Shareholders
From net investment income	(4,076,781)	(8,944,209)	(3,056,848)	(6,323,917)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(4,076,781)	(8,944,209)	(3,056,848)	(6,323,917)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	20,110
Cost of shares repurchased and retired	(35,943)	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	(35,943)	—	—	20,110
Net increase (decrease) in net assets
applicable to common shares	(4,165,976)	(11,283,656)	(1,666,932)	(5,755,500)
Net assets applicable to common
shares at the beginning of period	205,504,247	216,787,903	137,639,026	143,394,526
Net assets applicable to common
shares at the end of period	$201,338,271	$205,504,247	$135,972,094	$137,639,026
Undistributed (Over-distribution of)
net investment income at the
end of period	$(280,943)	$(88,658)	$(90,191)	$60,306

See accompanying notes to financial statements.
NUVEEN 31

Statement of
Cash Flows	Six Months Ended November 30, 2017 (Unaudited)

	NTC	NMT
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(53,252)	$1,389,916
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(29,957,222)	(13,122,926)
Proceeds from sales and maturities of investments	42,208,969	11,912,971
Taxes paid	(495)	—
Amortization (Accretion) of premiums and discounts, net	1,235,652	644,990
Amortization of deferred offering costs	3,825	—
(Increase) Decrease in:
Receivable for interest	461,401	29,773
Receivable for investments sold	(3,633,768)	—
Other assets	(1,216)	7,452
Increase (Decrease) in:
Payable for interest	6,260	(571)
Payable for investments purchased	1,498,377	946,949
Accrued management fees	(11,962)	(3,345)
Accrued Trustees fees	1,940	(1,269)
Accrued other expenses	(109,004)	(17,768)
Net realized (gain) loss from investments	41,090	(111,206)
Change in net unrealized (appreciation) depreciation of investments	3,896,658	1,627,641
Net cash provided by (used in) operating activities	15,587,253	3,302,607
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	(12,750,000)	—
(Payments for) deferred offering costs	—	(5,568)
Cash distributions paid to common shareholders	(4,140,843)	(3,058,039)
Cost of common shares repurchased and retired	(18,018)	—
Net cash provided by (used in) financing activities	(16,908,861)	(3,063,607)
Net Increase (Decrease) in Cash	(1,321,608)	239,000
Cash at the beginning of period	1,760,990	193,297
Cash at the end of period	$439,382	$432,297
Supplemental Disclosure of Cash Flow Information	NTC	NMT
Cash paid for interest (excluding amortization of offering costs)	$1,011,174	$599,255

See accompanying notes to financial statements.
32 NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN 33

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share

						From
						Accum-		Discount
	Beginning	Net	Net		From	ulated		Per
	Common	Investment	Realized/		Net	Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NTC
Year Ended 5/31:
2018(e)	$14.14	$0.27	$(0.27)	$ —	$(0.28)	$ —	$(0.28)	$ —*	$13.86	$11.94
2017	14.92	0.57	(0.73)	(0.16)	(0.62)	—	(0.62)	—	14.14	12.47
2016	14.35	0.67	0.59	1.26	(0.69)	—	(0.69)	—	14.92	13.54
2015	14.33	0.70	(0.01)	0.69	(0.68)	—	(0.68)	0.01	14.35	12.62
2014	15.00	0.60	(0.59)	0.01	(0.68)	—*	(0.68)	—*	14.33	12.68
2013	15.34	0.56	(0.19)	0.37	(0.70)	(0.01)	(0.71)	—	15.00	13.65

NMT
Year Ended 5/31:
2018(e)	14.72	0.31	(0.15)	0.16	(0.33)	—	(0.33)	—	14.55	14.55
2017	15.34	0.64	(0.58)	0.06	(0.68)	—	(0.68)	—	14.72	13.90
2016	14.67	0.69	0.69	1.38	(0.71)	—	(0.71)	—	15.34	14.99
2015	14.65	0.65	0.05	0.70	(0.68)	—	(0.68)	—	14.67	13.14
2014	15.12	0.58	(0.37)	0.21	(0.67)	(0.01)	(0.68)	—	14.65	13.33
2013	15.45	0.62	(0.19)	0.43	(0.71)	(0.05)	(0.76)	—	15.12	13.64

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

34 NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending		Net
Based	on	Net	Investment		Portfolio
on	Share	Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	(Loss)	Rate(d)

0.00%	(2.04)%	$201,338	1.99%**	3.80%**	10%
(1.07)	(3.46)	205,504	2.08	3.98	20
8.97	13.19	216,788	1.66	4.61	11
4.96	5.03	208,580	1.68	4.85	15
0.41	(1.72)	209,562	2.88	4.33	17
2.35	1.02	220,267	2.68	4.05	12

1.07	7.09	135,972	1.95**	4.22**	6
0.43	(2.78)	137,639	1.91	4.29	12
9.64	20.01	143,395	1.62	4.65	13
4.84	3.75	137,130	1.96	4.57	14
1.61	2.96	69,987	3.09	4.17	18
2.81	(5.18)	72,250	2.86	3.99	10

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NTC		NMT
Year Ended 5/31:		Year Ended 5/31:
2018(e)	0.95%**	2018(e)	0.88%**
2017	1.01	2017	0.83
2016	0.60	2016	0.58
2015	0.58	2015	0.86
2014	1.71	2014	1.71
2013	1.55	2013	1.64

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended November 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.
NUVEEN 35

Financial Highlights (Unaudited)(continued)

	MTP Shares		VMTP Shares		VRDP Shares
	at the End of Period (a)		at the End of Period		at the End of Period

	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
NTC
Year Ended 5/31:
2018(c)	$—	$—	$112,000	$279,766	$—	$—
2017	—	—	112,000	283,486	—	—
2016	—	—	106,000	304,517	—	—
2015	—	—	106,000	296,773	—	—
2014	—	—	106,000	297,700	—	—
2013	105,500	30.88	—	—	—	—

NMT
Year Ended 5/31:
2018(c)	—	—	—	—	74,000	283,746
2017	—	—	—	—	74,000	285,999
2016	—	—	74,000	293,776	—	—
2015	—	—	74,000	285,311	—	—
2014	36,645	29.10	—	—	—	—
2013	36,645	29.72	—	—	—	—

(a) The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015	2014	2013
NTC
Series 2015 (NTC PRC)
Ending Market Value per Share	$—	$—	$10.06
Average Market Value per Share	—	10.03ΩΩ	10.07
Series 2016 (NTC PRD)
Ending Market Value per Share	—	—	10.07
Average Market Value per Share	—	10.03ΩΩ	10.11
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	—	—	10.07
Average Market Value per Share	—	10.03ΩΩ	10.06Ω
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	—	—	10.06
Average Market Value per Share	—	10.03ΩΩ	10.07Ω
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	—	—	10.08
Average Market Value per Share	—	10.03ΩΩ	10.08Ω
NMT
Series 2015 (NMT PRC)
Ending Market Value per Share	$—	$10.06	$10.07
Average Market Value per Share	10.02ΩΩΩ	10.04	10.09
Series 2016 (NMT PRD)
Ending Market Value per Share	—	10.06	10.12
Average Market Value per Share	10.03ΩΩΩ	10.06	10.11
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—	10.06	10.09
Average Market Value per Share	10.00Δ	10.04	10.08
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—	10.02	10.05
Average Market Value per Share	10.00Δ	10.04	10.09

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2017.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period June 1, 2013 through March 3, 2014.
ΩΩΩ	For the period June 1, 2014 through July 11, 2014.
Δ	For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.
See accompanying notes to financial statements.
36 NUVEEN

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):
•	Nuveen Connecticut Quality Municipal Income Fund (NTC)
•	Nuveen Massachusetts Quality Municipal Income Fund (NMT)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NTC and NMT were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
	NTC	NMT
Outstanding when-issued/delayed delivery purchase commitments	$1,498,377	$946,949

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
NUVEEN 37

Notes to Financial Statements (Unaudited) (continued)

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
38 NUVEEN

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NTC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$307,428,108	$—	$307,428,108
NMT
Long-Term Investments*:
Municipal Bonds	$—	$207,916,035	$—	$207,916,035
* Refer to the Fund's Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements.

Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
NUVEEN 39

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances) and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NTC	NMT
Floating rate obligations: self-deposited Inverse Floaters	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	5,085,000	7,325,000
Total	$5,085,000	$7,325,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NTC	NMT
Average floating rate obligations outstanding	$2,299,180	$—
Average annual interest rate and fees	1.43%	—%

40 NUVEEN

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NTC	NMT
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,085,000	7,325,000
Total	$5,085,000	$7,325,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
NUVEEN 41

Notes to Financial Statements (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:
	NTC		NMT
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/17	5/31/17	11/30/17	5/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	1,283
Repurchased and retired	(3,000)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$11.96	—	—	—
Discount per share repurchased and retired	13.82%	—	—	—

Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Funds was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NTC	2019	1,120	$112,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NTC	2019	September 1, 2019	August 31, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NTC
Average liquidation preference of VMTP Shares outstanding	$112,000,000
Annualized dividend rate	1.78%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their
42 NUVEEN

liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with the Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share.
VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Fund's VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NMT	1	740	$74,000,000	March 1, 2047

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding.
NMT's Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NMT
Average liquidation preference of VRDP Shares outstanding	$74,000,000
Annualized dividend rate	1.61%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares was recorded as a deferred charge, which is amortized over the life of the shares and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, The Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations, when applicable.
NUVEEN 43

Notes to Financial Statements (Unaudited) (continued)

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Fund, where applicable, were as follows:

	Year Ended
	May 31, 2017
NTC	Series	Shares	Amount
VMTP Shares issued	2019	1,120	$112,000,000
VMTP Shares exchanged	2017	(1,060)	(106,000,000)
Net increase (decrease)		60	$6,000,000

	Year Ended
	May 31, 2017
NMT	Series	Shares	Amount
VMTP Shares exchanged	2017	(740)	$(74,000,000)

Transactions in VRDP Shares for the Fund, where applicable, were as follows

	Year Ended
	May 31,2017
NMT	Series	Shares	Amount
VRDP Shares issued	1	740	$74,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NTC	NMT
Purchases	$29,957,222	$13,122,926
Sales and maturities	42,208,969	11,912,971

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of November 30, 2017.

	NTC	NMT
Tax cost of investments	$297,494,941	$197,012,735
Gross unrealized:
Appreciation	$11,376,582	$11,124,970
Depreciation	(1,443,415)	(221,670)
Net unrealized appreciation (depreciation) of investments	$9,933,167	$10,903,300

44 NUVEEN

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and expiration of capital loss carryforwards, resulted in reclassifications among the Funds' components of common share net assets as of May 31, 2017, the Funds' last tax year end, as follows:

	NTC	NMT
Paid-in surplus	$(208,457)	$(77,984)
Undistributed (Over-distribution of) net investment income	204,641	53,465
Accumulated net realized gain (loss)	3,816	24,519

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' last tax year end, were as follows:

	NTC	NMT
Undistributed net tax-exempt income[1]	$705,237	$508,666
Undistributed net ordinary income[2]	19,920	—
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2017, paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	NTC	NMT
Distributions from net tax-exempt income	$10,738,752	$7,551,580
Distributions from net ordinary income[2]	27,615	—
Distributions from net long-term capital gains	—	—
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of May 31, 2017, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NTC	NMT
Expiration:
May 31, 2018	$—	$62,941
Not subject to expiration	8,770,090	4,586,946
Total	$8,770,090	$4,649,887

As of May 31, 2017, the Fund's last tax year end, $24,486 of NMT's capital loss carryforward expired.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
NTC
NMT
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NUVEEN 45

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2017, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NTC	NMT
Purchases	$1,458,644	$218,532

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
46 NUVEEN

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "Inter-Fund Program"). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund's outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund's total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund's inter-fund loans to any one fund shall not exceed 5% of the lending fund's net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash ("ASU 2016-18")
The FASB issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.
NUVEEN 47

Additional
Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund's Board of Trustees effective December 31, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NTC	NMT
Common shares repurchased	3,000	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48 NUVEEN

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN 49

Glossary of Terms Used in this Report (continued)

■
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

50 NUVEEN

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.
NUVEEN 51

Notes

52 NUVEEN

Notes

NUVEEN 53

Notes

54 NUVEEN

Notes

NUVEEN 55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world's premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-1117D 366872-INV-B-01/19

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 7, 2018